UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No.1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 31, 2021

NexTier Oilfield Solutions Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37988	38-4016639
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3990 Rogerdale Rd
Houston	Texas	77042
(Address of Principal Executive Offices)		(Zip Code)
(713) 325-6000
(Registrant’s telephone number, including area code)
n/a
(Former Name or Former Address, if Changed Since Last Report)

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01, par value	NEX	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

EXPLANATORY NOTE

On August 31, 2021, NexTier Completion Solutions Inc., a Delaware corporation (the “Purchaser” or “NCS”), and wholly-owned subsidiary of NexTier Oilfield Solutions, Inc., a Delaware corporation (“NexTier”), completed its previously announced acquisition (the “Acquisition”) of all of the issued and outstanding capital stock of Alamo Pressure Pumping, LLC, a Texas limited liability company (“APP”) pursuant to a stock purchase agreement (“Purchase Agreement”), dated as of August 4, 2021, by and among NexTier, the Purchaser, APP, and Alamo Frac Holdings, LLC (“Holdings”), a Texas limited liability company.

This Current Report on Form 8-K/A (“Amendment”) amends and supplements Item 9.01 of the original Form 8-K filed with the Securities and Exchange Commission on August 31, 2021 (the “Original Filing”) to provide certain historical financial statements for Holdings, which are comprised of substantially all the results of operations and the financial positions of APP, and certain pro forma financial information of APP in connection with the Acquisition, which were excluded from the Initial Form 8-K in reliance on paragraph (a)(4) of Item 9.01 of Form 8-K. Any information required to be set forth in the Initial Form 8-K which is not being amended or supplemented pursuant to this Current Report on Form 8-K/A is hereby incorporated by reference. Except as set forth herein, no modifications have been made to the information contained in the Initial Form 8-K and the Company has not updated any information contained therein to reflect the events that have occurred since the date of the Initial Form 8-K. Accordingly, this Current Report on Form 8-K/A should be read in conjunction with the Initial Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of Holdings as of and for the year ended December 31, 2020, including the notes to such financial statements are filed with this Current Report on Form 8-K/A as Exhibit 99.1 and are incorporated by reference herein.

The unaudited consolidated balance sheet of Holdings as of June 30, 2021, and the unaudited consolidated statements of operations, unaudited consolidated statements of cash flows and the unaudited consolidated statement of changes in members’ equity of Holdings, for the six months ended June 30, 2021, are filed with this Current Report on Form 8-K/A as Exhibit 99.2 and are incorporated by reference herein.

(b) Pro Forma Financial Information.

The following pro forma financial information is filed as Exhibit 99.3 to this report and incorporated in its entirety herein by reference:
1. Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2021.
2. Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 2021.
3. Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2020.

(d) Exhibits.

Exhibit Number	Description

23.1*	Consent of BDO USA, LLP Independent Auditors
99.1*	Audited financial statements of Alamo Frac Holdings, LLC as of December 31, 2020 and the related notes thereto.
99.2*	Unaudited interim financial statements of Alamo Frac Holdings as of June 30,2021.
99.3*	Unaudited Pro Forma Condensed Combined Financial Statements of NexTier Oilfield Solutions Inc. as of and for the six months ended June 30, 2021 and for the year ended December 31, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
* Included herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTIER OILFIELD SOLUTIONS INC.
Dated: November 9, 2021	/s/ KENNETH PUCHEU
Name: Kenneth Pucheu
Title: Executive Vice President, Chief Financial Officer